                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE: USINTERNETWORKING, INC.                         CHAPTER 11

                                                       Case No. 02-5-0215-SD

               Debtor(s)

MONTHLY OPERAING REPORT            Calendar Month MARCH 1 THROUGH MARCH 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.    ACCOUNTING BASIS: Cash    Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

      Matt Allen, Accounting Manager

      One USi Plaza, Annapolis, Maryland 21401 (410) 897-3118

3.    EMPLOYEE INFORMATION:
      Number of employees paid this period:          538
      Current number of employees:                   539
      Gross monthly payroll:
             Officers, directors and principals:     $162,917
             Other employees:                        $3,814,087

      All post-petition payroll obligations including payroll taxes are current. Exceptions:____________________________________________________________

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESSOR STATUS OF OPERATIONS since the last reporting period? Yes| | No |X|. If yes, explain: ______________________________________________________________

5.    Are all BUSINESS LICENSES or BONDS current?
      Yes |X| No | | Not Applicable | |

6.    PRE-PETITION ACCOUNTS RECEIVABLE:
      Collected this Period $9,296,208.36
      Ending Balance        $1,748,614.50

7.    PRE-PETITION ACCOUNTS RECEIVABLE:
      0-30 Days: $_______   31-60 Days $_______  Over 60 Days $_______

      NOTE: THE COMPANY UTILIZES AN ACCOUNTING SYSTEM THAT DO NOT EASILY PERMIT MAKING A DEMARCATION BETWEEN PRE AND POST.

      If there are any post-petition Accounts Receivable over 60days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS RECEIVABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

8.    POST-PETITION ACCOUNTS PAYABLE:
      0-30 Days: $2,815,601.65   31-60 Days $_______   Over 60 Days $_______

      If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS PAYABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes |X| No | |

      If the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement AND real estate tax statement with evidence of payment of these taxes.

      NOTE: THE COMPANY UTILIZES AN OUTSIDE PAYROLL PROCESSING COMPANY, CERIDIAN, FOR THE PROCESSING ITS BI-MONTHLY PAYROLL AS WELL AS THE FILING OF ALL PAYROLLTAXES. THE PAYROLL TAXES ARE ESCROWEDWITH THE CERIDIAN TAX SERVICE AND PAID ACCORDINGLY. CERIDIAN CONTINUES TO ESCROW PAYROLL TAXES FOR THE DEBTORS. SUPPORTING DOCUMENTATION IS AVAILABLE SHOULD THE U.S. TRUSTEE REQUIRE MORE INFORMATION.

10. BANK ACCOUNTS. Have you changed banks or any other financial institution during this period? Yes| | No |X|. If yes, explain: ______________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes|X| No | |. If No, explain:__________________________

12.   INSURANCE. Policy expiration dates:
      Auto and truck __________
      Liability __________
      Fire __________
      Workers Comp __________
      Other __________

      NOTE: SEE ATTACHEMENT A

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes | | No |X| If yes, explain:
      ____________________________________________

      OR consent to relief from the automatic stay (362)? Yes | | No |X| If yes, explain:___________________________________________________________

(b) Maintain such stock, inventory, raw material, preserve and maintain the going concern value of the assets of the debtor?
      Yes |X| No | | If no, explain: _______________________________

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

14. TRANSFER OR SALE OF PROPERTY. Did the Debtor or any person with control over any of the Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
      Yes | | No |X| If yes, explain: _____________________________________

      If yes, a copy of court order authorizing the referenced action must be attached.

      Please discuss any pending motions to sell estate assets:

Type of Motion                  Brief Description of Asset    Projected Income
----------------------          --------------------------    ------------------
SALE OF FURNITURE               OFFICE FURNITURE              UNKNOWN

      You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: | |

15.   PAYMENT TO SECURED CREDITORS during Reporting Period:

                        Frequency of                                         Post-Petition
                        Payments per     Amount of Each                      Pmts. Not made
     Creditors            Contract          Payment       Next Payment Due      No. Amt.
---------------------------------------------------------------------------------------------
       AT & T             Monthly         $276,752.24      April 15, 2002          0
   Baltimore Gas          Monthly          $71,623.51      April 15, 2002          0
    Berg & Berg           Monthly          $67,228.13      April 1, 2002           0
   Hewlett Packard        Monthly           $160,457       April 15, 2002          0
     HQ Global            Monthly          $2,544.50       April 1, 2002           0
Information Builders      Monthly         $113,056.86      April 1, 2002           0
     Nationwide           Monthly          $79,351.54      April 1, 2002           0
  Sullivan Limited        Monthly           $12,720        April 1, 2002           0

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, ect.) during Reporting Period:

Professional                              Service                     Amount Paid
----------------------------------------------------------------------------------
       Audit Associates                  Accounting                     $155.88
    Brown Brother Harriman               Attorneys                    $410,555.18
   Cleary Gottlieb Steen &
           Hamilton                      Attorneys                    $35,084.90
       Logan & Company                   Attorneys                    $165,674.21
     Whitaker Consulting                 Attorneys                    $28,122.23
  Whiteford Taylor & Preston             Attorneys                     $68356.58

      Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.   QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

    Monthly Disbursements:                Month 1              None
      (calendar quarter)                  Month 2              None
                                          Month 3              None
                                           Total               None
Fee Paid $ None

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

                                  ATTACHMENT A

Insurance Carrier                                  Policy Type                 Policy No.          Policy Period
-----------------------------------------------------------------------------------------------------------------------
American Manufacturers Mutual (Kemper)          Commercial Package            3MH80227700        12/15/01-12/15/02
American Manufacturers Mutual (Kemper)         Commercial Property            3MH80227700        12/15/01-12/15/02
American Manufacturers Mutual (Kemper)       Commercial Inland Marine         3MH80227700        12/15/01-12/15/02
American Manufacturers Mutual (Kemper)     Commercial General Liability       3MH80227700        12/15/01-12/15/02
Gulf Underwriters                             Professional Liability           GU0448777         12/15/01-12/15/02
Lumbermens Mutual Casualty (Kemper)           Commercial Automobile           F3D03397400        12/15/01-12/15/02
Chubb                                                 Crime                     81586146         12/15/01-12/15/02
Lumbermens Mutual Casualty (Kemper)           Workers' Compensation           3BA13124000        12/15/01-12/15/02
Chubb                                     Employment Practices Liability        81601626           7/1/01-7/1/02
Lumbermens Mutual Casualty (Kemper)            Commercial Umbrella            3SX14025600        12/15/01-12/15/02
Chubb                                          Fiduciary Liability              81561856          9/15/01-9/15/02
Hartford Special Risk                            Travel Accident               ETB109509         12/15/01-12/15/02
Federal Insurance Company                 Ocean Cargo & Domestic Transit        CM46064            4/1/01-4/1/02
Hartford                                  Watercraft Physical Damage and       420MBA2681          8/7/01-8/7/02
                                                    Liability
                                               Directors & Officers

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

VERIFICATION

      I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 4/19/02                                  DEBTOR IN POSSESSION

Name/Title: /s/ William Washecka                By : 4/19/02 CFO

Address: _______________________________________________________________________

Telephone: _____________________________________

REMINDER : Attach copies of debtor in possession bank statements.

                         UNITED STATES BANKRUPTCY COURT              Form No. 10
                          FOR THE DISTRICT OF MARYLAND
                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE: USinternetworking, Inc.
Case No. 02-5-0215-SD
Balance Sheet
as of March 31, 2002

       ASSETS

CURRENT ASSETS

       Cash                                                       16,458,323.85
       Restricted Cash                                             4,625,835.41
       Marketable Securities                                                 --

       Billed A/R                                                 14,046,422.27
       Unbilled A/R (need reclass w/ deferred)                    (7,318,820.92)
       Allowance for doubtful accounts                            (1,819,675.15)
                                                                ---------------
           Trade Accounts Receivable                               4,907,926.20

       Other Short Term Receivables                                   27,282.53
       Due from Subsidiaries                                       3,483,519.67
       Prepaid Expenses                                            9,692,185.27
       Inventory                                                             --
                                                                ---------------

  TOTAL CURRENT ASSETS                                            39,195,072.93
                                                                ---------------

LONG TERM ASSETS

       WIP                                                        20,683,827.12
       Prepaid Client Software Licenses                            7,787,742.00

       Property and Equipment - Cost                             293,577,293.22
       Property and Equipment - Land                               3,097,250.00
       Property and Equipment - Accum Depr                      (125,220,975.70)
                                                                ---------------
       Property and Equipment - Net                              171,453,567.52

       Goodwill                                                   21,694,906.84
       Investment in Subsidiaries                                            --
       Deposits                                                   12,948,309.51
                                                                ---------------

  TOTAL LONG TERM ASSETS                                         234,568,352.99
                                                                ---------------

                                                                ---------------
    TOTAL ASSETS                                                $273,763,425.93
                                                                ===============

     LIABILITIES & Stockholders' Equity

CURRENT LIABILITIES

    Accounts Payable                                              15,381,193.69
     Accounts Payable - Postpetition                                                  2,815,601.65
     Accounts Payable - Prepetition                                                  12,565,592.04
    Salaries Payable                                               8,554,192.20
    Due to Subsidiaries                                                  107.82
    Accrued Expenses                                              12,111,294.48
     Accrued Expenses - Postpetition                                                    858,315.03
     Accrued Expenses - Prepetition                                                  11,252,979.45
    Current Portion of Captial Leases                            157,737,171.62
    Current Portion of Debt                                       11,497,151.97
    Deferred Revenue                                                         --
                                                                ---------------

  TOTAL CURRENT LIABILITIES                                      205,281,111.78
                                                                ---------------

LONG TERM LIABILITIES

    Long Term Capital Leases                                      26,056,967.74
    Long Term Debt                                                 7,305,511.04
    Long Term Subordinated Notes                                             --
    Dividends Payable                                                        --
                                                                ---------------

  TOTAL LONG TERM LIABILITIES                                     33,362,478.78
                                                                ---------------

STOCKHOLDER'S EQUITY

    Common Stock Subject to Repurchase                                       --
    Due From Stockholders                                         (1,125,000.00)
                                                                ---------------
        Total CS Subject to Repurchase                            (1,125,000.00)
                                                                ---------------

         Series B Preferred Stock                                            --
                                                                ---------------

    Common Stock                                                     145,665.88

    Series A Preferred Stock - Par                                           --

    Series A Preferred Stock - APIC                                          --
    Additional Paid In Capital                                   550,700,075.67
    APIC - Dividends                                              (3,831,153.78)
    Unrealized gain/loss on mkt sec                                          --
    Unearned Compensation                                         (4,687,783.08)
                                                                ---------------
        Sub total APIC (adj Series A)                            542,181,138.81

    Retained Earnings                                           (483,749,769.38)
                                                                ---------------

 TOTAL STOCKHOLDERS' EQUITY                                       58,577,035.31
                                                                ---------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                        $296,095,625.87
                                                                ===============

Current Year Retained Earnings                                  $ 22,332,199.95
                                                                ===============

                                                                      Form No. 6
                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE: USinternetworking, Inc.
Case No. 02-5-0215-SD
Income Statement
for the period
March 1 through March 31, 2002

                                                         Mar-02           YTD
                                                         ACTUAL         ACTUAL
                                                       ----------     -----------
            iMAP Revenue                                7,318,929      22,445,570
            Professional Service Revenue                  492,653       1,854,516
            iMAP Sponsored Sites                                0               0
            Revenue Credits                               (33,197)        (88,997)
                                                       ----------     -----------

TOTAL REVENUE                                           7,778,385      24,211,090
                                                       ----------     -----------

            Direct Labor                                2,735,220       8,280,236
            Direct Bonus                                  515,305         481,757
            Direct Benefits                               326,910       1,683,444
            Direct Travel                                  57,319          98,071
            Direct Training                                41,479          37,591
            Direct Relocation & Recruiting                    165             330
            Direct Outside Consuliting                    912,923       2,281,723
            Direct Telecom - Customer                     480,543       1,093,829
            Direct Telecom - Backbone                     549,582         635,143
            Direct Hardware Maintenance                   450,497         857,808
            Direct Software Maintenance                   103,341       1,052,067
            Direct Repairs and Maintenance                  1,500           5,770
            Direct Rent and Leases                         55,741         165,782
            Direct Utilities                                    0               0
            Other Direct costs                            108,254         128,900
            Direct Implementation Amortization          1,346,314       5,310,616
            Direct Capitalization to Balance Sheet       (494,649)     (1,743,605)
            Direct intra-dept reclassifications                 0               0
            Direct to Indirect reclassifications         (747,654)     (2,167,196)
                                                       ----------     -----------

TOTAL DIRECT COSTS OF REVENUE                           6,442,787      18,202,264
                                                       ----------     -----------

GROSS MARGIN                                            1,335,598       6,008,825
                                                       ----------     -----------
                                                             17.2%           24.8%
            Indirect Labor                                870,091       2,748,708
            Indirect Commissions                          223,871         355,504
            Indirect Bonus                                127,555         145,055
            Indirect Benefits                             213,672         593,479
            Indirect Travel                                28,046          82,534
            Indirect Training                              20,933          60,889
            Indirect Relocation & Recruiting                  508             806
            Indirect Outside Consulting & Prof Svcs       332,530       1,516,566
            Indirect Bad Debt Expense                     300,000         500,000
            Indirect Marketing / Advertising              208,285         372,308
            Indirect Marketing Revenue Credits                  0               0
            Indirect Rent and Leases                      222,530         545,367
            Indirect Utilities                            211,074         280,200
            Indirect Hardware Maintenance                     775           3,344
            Indirect Software Maintenance                  66,165         170,694
            Indirect Repairs and Maintenance                    0              90
            Indirect Telecom Expense                      190,071         475,920
            Indirect Gains and Losses                           0             471
            Other Indirect Costs                          499,190       1,101,298
            Indirect Capitalization to Balance Sheet       (5,059)        (36,571)
            Indirect R&D reclassification                       0               0
            Indirect from Direct reclassification         747,654       2,167,196
                                                       ----------     -----------

TOTAL INDIRECT COSTS                                    4,257,893      11,083,860
                                                       ----------     -----------

INDIRECT STOCK BASED COMPENSATION                         597,917       2,059,973
                                                       ----------     -----------

            Depreciation                                4,896,347      14,840,733
            Goodwill Amortization                               0               0
                                                       ----------     -----------

TOTAL DEPRECIATION & AMORTIZATION                       4,896,347      14,840,733
                                                       ----------     -----------

            Interest Expense                             (154,011)       (462,233)
            Interest Income                                49,566         105,581
                                                       ----------     -----------

NET INTEREST                                             (104,445)       (356,652)
                                                       ----------     -----------

            TAXES                                               0               0
                                                       ----------     -----------

NET INCOME (LOSS)                                      (8,521,004)    (22,332,392)
                                                       ==========     ===========

            EBITDA                                     (1,575,981)        235,581
                                                       ==========     ===========

ACCOUNT  DESCRIPTION                          2002-0           2002-1          2002-2            2002-3
100100   Petty Cash - Annapolis                  100.00               --              --             --
100600   Cash Operating Account NB         2,110,226.00    (1,941,221.00)    (618,755.00)    449,750.00
100610   Cash Oprtng Acct - Wells Farg     1,971,423.00    (1,971,423.00)             --             --
100620   Cash Exp Account - Bank of Ame          534.00          (534.00)       1,293.00      (1,293.00)
100710   Cash PR Acct - Wells Farg            (9,670.00)        9,670.00              --             --
100720   Cash Exp Acct - Wells Fargo          31,029.00       (31,029.00)       6,524.00      (6,524.00)
100730   Cash AR Acct - Wells Fargo           (4,278.00)        4,278.00              --             --
100740   Cash Inv Acct - Wells Fargo             922.00          (922.00)             --             --
100810   Cash- Allfirst Operating Acct               --     3,591,637.00   (2,007,485.00)  1,406,721.00
100820   Cash- Allfirst  Payroll  Acct               --       (94,194.00)      59,198.00      72,850.00
100830   Cash- Allfirst Expense Acct                 --       (45,322.00)      27,044.00      23,739.00
100840   Cash- Allfirst Investment Acct    7,345,010.00     5,310,000.00    2,315,367.00      39,655.00
100850   Cash- Allfirst Control DisAcct              --               --     (953,467.00)   (632,582.00)
100900   Cash- NDB Option Account            145,915.00      (148,107.00)       2,220.00             --
101300   Paine Webber Cash Account                24.00               --              --             --

ACCOUNT  DESCRIPTION                             GL           CASH FLOW       DIFFERENCE
100100   Petty Cash - Annapolis                   100.00           100.00              --
100600   Cash Operating Account NB                    --               --              --
100610   Cash Oprtng Acct - Wells Farg                --               --              --
100620   Cash Exp Account - Bank of Ame               --               --              --
100710   Cash PR Acct - Wells Farg                    --               --              --
100720   Cash Exp Acct - Wells Fargo                  --               --              --
100730   Cash AR Acct - Wells Fargo                   --               --              --
100740   Cash Inv Acct - Wells Fargo                  --               --              --
100810   Cash- Allfirst Operating Acct      2,990,873.00     1,432,624.09   (1,558,248.91)
100820   Cash- Allfirst  Payroll  Acct         37,854.00        42,237.34        4,383.34
100830   Cash- Allfirst Expense Acct            5,461.00        40,092.84       34,631.84
100840   Cash- Allfirst Investment Acct    15,010,032.00    14,987,816.56      (22,215.44)
100850   Cash- Allfirst Control DisAcct    (1,586,049.00)              --    1,586,049.00
100900   Cash- NDB Option Account                  28.00            28.00              --
101300   Paine Webber Cash Account                 24.00            24.00              --
                                        -------------------------------------------------
                                             $16,458,323   $16,502,922.83   $   44,599.83
                                        -------------------------------------------------
                                              GL BALANCE        CASH FLOW      DIFFERENCE

           NET DIFFERENCE FOR ALLFIRST OPS/CD ACCOUNTS $27,800.09

         Cash Flow number    16,502,922.83
         LLC's                  422,855.00
                            --------------
                            $16,925,777.83
                            ==============


USI Confidential                     4/25/2002                            Page 1

                         UNITED STATES BANKRUPTCY COURT             Form  No. 12
                          FOR THE DISTRICT OF MARYLAND
                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE: USinternetworking, Inc.
Case No. 02-5-0215-SD
Cash Disbursements Summary Report
for the period of
March 1 through March 30, 2002

                                            Allfirst             Allfirst Payroll         Allfirst Expenses            Total
                                         -------------           ----------------         -----------------         -------------
Beg Balance                               1,121,038.51               108,306.56                43,367.84             1,272,712.91
Receipts                                  2,753,333.34                                                               2,753,333.34
Interest Income                                                                                                                --
Other Inflows                               415,313.66                                                                 415,313.66

Trans from Payroll                                                                                                             --
Trans from Expense                                                                                                             --
Trans from Allfirst Invest                                                                                                     --
Trans from Allfirst Operating                                                                  13,000.00                13,000.00

Expenses                                                                                       (7,590.38)               (7,590.38)
Payroll                                                              (25,147.05)                                       (25,147.05)
401K                                       (135,683.03)                                                               (135,683.03)
AP Checks cleared                          (757,661.96)                                                               (757,661.96)
Wires                                      (258,225.85)                                                               (258,225.85)
Loan Pmts                                                                                                                      --
Phoenix                                                                                                                        --
Huber Oros                                                                                                                     --
CareFirst                                   (82,070.89)                                                                (82,070.89)

Trans to Operating                                                                                                             --
Trans to Payroll                                                                                                               --
Trans to Expense                            (13,000.00)                                                                (13,000.00)
Trans to Allfirst                                                                                                              --
Trans to Allfirst Invest                                                                                                       --

Other Outflows                              (51,000.00)                                                                (51,000.00)
                                         -------------            -------------            -------------            -------------
End Bank Balance                          2,992,043.78                83,159.51                48,777.46             3,123,980.75
                                         -------------            -------------            -------------            -------------
Outstanding Checks
Operating                                (1,559,419.69)                                                             (1,559,419.69)
Payroll                                                              (40,922.17)                                       (40,922.17)
Expense                                                                                        (8,684.62)               (8,684.62)
                                         -------------            -------------            -------------            -------------
End Book Balance                          1,432,624.09                42,237.34                40,092.84             1,514,954.27
                                         -------------            -------------            -------------            -------------

Misc Accounts                                                                                                              124.00
Allfirst Investment                                                                                                 14,987,816.56
LLC's                                                                                                                  422,855.00
                                                                                                                    -------------
                                                                                                                    15,410,795.56
                                                                                                                    -------------

                                                                                                                    -------------
Total                                                                                                               16,925,749.83
                                                                                                                    =============

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002

                                     ACTUAL        ACTUAL        ACTUAL        ACTUAL         ACTUAL          ACTUAL
                                     16-JAN       17-JAN        18-JAN        22-JAN         23-JAN           24-JAN
                                   ---------     ---------    ----------    ----------      ----------      -----------
Beginning Bank Balance                    --            --     (1,841.28)   147,060.19      147,060.19     1,454,034.05

CASH INFLOWS

Transfer from Operating Account                               148,901.47                  1,355,065.98
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared                           (1,841.28)                                 (48,092.12)     (350,126.92)
Payroll Taxes                                                                                               (862,483.84)

ENDING BANK BALANCE                       --     (1,841.28)   147,060.19    147,060.19    1,454,034.05       241,423.29
                                   =========     =========    ==========    ==========    ============     ============

Less: Outstanding payroll checks   (8,483.28)    (6,642.00)    (6,642.00)    (6,642.00)  (1,313,615.86)     (997,666.57)

ENDING BOOK BALANCE                (8,483.28)    (8,483.28)   140,418.19    140,418.19      140,418.19      (756,243.28)
                                   =========     =========    ==========    ==========    ============     ============

                                       ACTUAL         ACTUAL         ACTUAL         ACTUAL         ACTUAL
                                       25-JAN         28-JAN         29-JAN         30-JAN         31-JAN
                                    -----------    -----------    -----------    -----------    -----------
Beginning Bank Balance               241,423.29     642,284.54     342,985.92     199,294.34     116,702.61

CASH INFLOWS

Transfer from Operating Account      862,498.14
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared              (330,882.67)   (299,298.62)   (143,691.58)    (82,591.73)    (36,129.20)
Payroll Taxes                       (130,754.22)

ENDING BANK BALANCE                  642,284.54     342,985.92     199,294.34     116,702.61      80,573.41
                                    ===========    ===========    ===========    ===========    ===========

Less: Outstanding payroll checks    (666,784.20)   (367,117.19)   (226,657.08)   (144,065.35)   (127,893.70)

ENDING BOOK BALANCE                  (24,499.66)    (24,131.27)    (27,362.74)    (27,362.74)    (47,320.29)
                                    ===========    ===========    ===========    ===========    ===========

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002

                                      ACTUAL        ACTUAL       ACTUAL         ACTUAL           ACTUAL           ACTUAL
                                      1-FEB         4-FEB        5-FEB          6-FEB            7-FEB            8-FEB
                                   -----------    ----------   ----------    -------------    -------------      -----------
Beginning Bank Balance               80,573.41     55,607.94    95,608.86        80,597.33        74,580.59     1,266,043.26

CASH INFLOWS

Transfer from Operating Account                    59,401.21                                   1,269,251.20       744,722.04
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared              (24,965.47)   (19,400.29)  (15,011.53)       (6,016.74)      (77,788.53)     (213,796.12)
Payroll Taxes                                                                                                    (744,705.14)

ENDING BANK BALANCE                  55,607.94     95,608.86    80,597.33        74,580.59     1,266,043.26     1,052,264.04
                                   ===========    ==========   ==========    =============    =============     ============

Less: Outstanding payroll checks   (102,928.23)   (85,744.55)  (70,733.02)   (1,286,853.45)   (1,209,064.92)     (995,268.40)

ENDING BOOK BALANCE                 (47,320.29)     9,864.31     9,864.31    (1,212,272.86)       56,978.34        56,995.64
                                   ===========    ==========   ==========    =============    =============     ============

                                         ACTUAL         ACTUAL         ACTUAL          ACTUAL         ACTUAL
                                        11-FEB          12-FEB         13-FEB         14-FEB         15-FEB
                                      -----------    -----------    -----------     -----------    ----------
Beginning Bank Balance               1,052,264.04     606,605.86     347,211.31      224,886.25    180,186.50

CASH INFLOWS

Transfer from Operating Account
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared                (445,658.18)   (259,394.55)   (122,325.06)     (44,699.75)   (28,096.64)
Payroll Taxes

ENDING BANK BALANCE                    606,605.86     347,211.31     224,886.25      180,186.50    152,089.86
                                      ===========    ===========    ===========     ===========    ==========

Less: Outstanding payroll checks      (549,610.22)   (290,215.67)   (167,890.61)    (125,288.63)   (97,191.99)

ENDING BOOK BALANCE                     56,995.64      56,995.64      56,995.64       54,897.87     54,897.87
                                      ===========    ===========    ===========     ===========    ==========

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002

                                        ACTUAL          ACTUAL           ACTUAL          ACTUAL          ACTUAL         ACTUAL
                                        19-FEB          20-FEB           21-FEB          22-FEB          25-FEB          26-FEB
                                      ----------    -------------    -------------    ------------    ------------    -----------
Beginning Bank Balance                152,089.86       133,839.08       113,076.37    1,930,098.23      908,650.95     431,902.59

CASH INFLOWS

Transfer from Operating Account                                       1,886,923.63
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared                (18,250.78)      (20,762.71)      (69,901.77)    (260,862.15)    (476,748.36)   (228,523.91)
Payroll Taxes                                                                          (760,585.13)

ENDING BANK BALANCE                   133,839.08       113,076.37     1,930,098.23      908,650.95      431,902.59     203,378.68
                                      ==========    =============    =============    ============    ============    ===========

Less: Outstanding payroll checks      (78,941.21)   (1,316,471.17)   (1,246,569.40)    (985,707.25)    (508,958.89)   (280,384.98)

ENDING BOOK BALANCE                    54,897.87    (1,203,394.80)      683,528.83      (77,056.30)     (77,056.30)    (77,006.30)
                                      ==========    =============    =============    ============    ============    ===========

                                         ACTUAL        ACTUAL        ACTUAL         ACTUAL        ACTUAL
                                         27-FEB        28-FEB         1-MAR          4-MAR         5-MAR
                                      -----------   -----------   -----------     ----------    ----------
Beginning Bank Balance                 203,378.68    120,747.68    152,816.03     113,329.69     90,245.24

CASH INFLOWS

Transfer from Operating Account                       77,000.00
Bank Interest Income                                                   458.52

CASH OUTFLOWS

Payroll Checks Cleared                 (82,631.00)   (44,931.65)   (39,944.86)    (23,084.45)    (9,052.82)
Payroll Taxes

ENDING BANK BALANCE                    120,747.68    152,816.03    113,329.69      90,245.24     81,192.42
                                      ===========   ===========   ===========     ==========    ==========

Less: Outstanding payroll checks      (200,157.56)  (155,225.91)  (115,281.05)    (92,196.60)   (96,079.04)

ENDING BOOK BALANCE                    (79,409.88)    (2,409.88)    (1,951.36)     (1,951.36)   (14,886.62)
                                      ===========   ===========   ===========     ==========    ==========

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002

                                         ACTUAL           ACTUAL          ACTUAL          ACTUAL         ACTUAL         ACTUAL
                                          6-MAR            7-MAR           8-MAR          11-MAR         12-MAR         13-MAR
                                      -------------   -------------    -------------    -----------    -----------    -----------
Beginning Bank Balance                    81,192.42       65,889.79     1,498,708.35     999,405.80     531,275.81     270,717.70

CASH INFLOWS

Transfer from Operating Account                        1,500,000.00       500,000.00
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared                   (15,302.63)     (67,181.44)     (999,302.55)   (468,129.99)   (260,558.11)   (137,007.04)
Payroll Taxes

ENDING BANK BALANCE                       65,889.79    1,498,708.35       999,405.80     531,275.81     270,717.70     133,710.66
                                      =============   =============    =============    ===========    ===========    ===========

Less: Outstanding payroll checks      (1,313,788.81)  (1,261,910.00)   (1,016,604.88)   (560,473.61)   (299,915.50)   (167,359.34)

ENDING BOOK BALANCE                   (1,247,899.02)     236,798.35       (17,199.08)    (29,197.80)    (29,197.80)    (33,648.68)
                                      =============   =============    =============    ===========    ===========    ===========

                                      ACTUAL        ACTUAL         ACTUAL            ACTUAL           ACTUAL
                                      14-MAR        15-MAR         18-MAR            19-MAR           20-MAR
                                    -----------   -----------     ----------       ----------       ----------
Beginning Bank Balance               133,710.66     93,171.70      71,744.18        41,222.20     2,024,495.83

CASH INFLOWS

Transfer from Operating Account                                                  2,000,000.00
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared               (40,538.96)   (21,427.52)    (30,521.98)      (16,726.37)   (1,294,090.27)
Payroll Taxes

ENDING BANK BALANCE                   93,171.70     71,744.18      41,222.20     2,024,495.83       730,405.56
                                    ===========   ===========     ==========     ============    =============

Less: Outstanding payroll checks    (126,820.38)  (106,971.61)    (76,449.63)      (59,723.26)      (77,537.95)

ENDING BOOK BALANCE                  (33,648.68)   (35,227.43)    (35,227.43)    1,964,772.57       652,867.61
                                    ===========   ===========     ==========     ============    =============

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002

                                       ACTUAL           ACTUAL           ACTUAL           ACTUAL
                                       21-MAR          22-MAR            25-MAR           26-MAR
                                    ----------        ----------       ----------       ----------
Beginning Bank Balance              730,405.56        729,017.18       108,306.56        91,474.02

CASH INFLOWS

Transfer from Operating Account                       200,000.00
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared               (1,388.38)      (820,710.62)      (16,832.54)       (4,360.42)
Payroll Taxes

ENDING BANK BALANCE                 729,017.18        108,306.56        91,474.02        87,113.60
                                    ==========       ===========       ==========       ==========

Less: Outstanding payroll checks    (76,149.57)       (66,069.22)      (49,236.68)      (44,876.26)

ENDING BOOK BALANCE                 652,867.61         42,237.34        42,237.34        42,237.34
                                    ==========       ===========       ==========       ==========

                                         ACTUAL           ACTUAL           ACTUAL
                                        27-MAR            28-MAR           29-MAR
                                       ----------       ----------       ----------
Beginning Bank Balance                  87,113.60        87,113.60        87,113.60

CASH INFLOWS

Transfer from Operating Account
Bank Interest Income

CASH OUTFLOWS

Payroll Checks Cleared                                                    (3,954.09)
Payroll Taxes

ENDING BANK BALANCE                     87,113.60        87,113.60        83,159.51
                                       ==========       ==========       ==========

Less: Outstanding payroll checks       (44,876.26)      (44,876.26)      (40,922.17)

ENDING BOOK BALANCE                     42,237.34        42,237.34        42,237.34
                                       ==========       ==========       ==========

USINTERNETWORKING, INC.
Weekly Cash Flow Analysis - 2002

                                    ACTUAL       ACTUAL        ACTUAL         ACTUAL
                                    20-MAR       21-MAR        22-MAR         25-MAR
                                   ---------    ---------    ---------      ---------
Beginning Bank Balance             70,032.36    68,301.93    68,191.73      43,367.84

CASH INFLOWS

Transfer from Operating Account
Bank Interest Income

CASH OUTFLOWS

Expense Checks Cleared             (1,730.43)     (110.20)  (24,823.89)       (567.68)

ENDING BANK BALANCE                68,301.93    68,191.73    43,367.84      42,800.16
                                   =========    =========   ==========     ==========

Less: Outstanding expense checks   (9,743.01)   (9,632.81)   (16,263.00)   (15,707.32)

ENDING BOOK BALANCE                58,558.92    58,558.92    27,104.84      27,092.84
                                   =========    =========   ==========     ==========

                                      ACTUAL       ACTUAL       ACTUAL       ACTUAL
                                      26-MAR       27-MAR       28-MAR       29-MAR
                                    ---------    ---------    ---------    ---------
Beginning Bank Balance              42,800.16    39,573.50    52,406.34    50,729.17

CASH INFLOWS

Transfer from Operating Account                  13,000.00
Bank Interest Income

CASH OUTFLOWS

Expense Checks Cleared              (3,226.66)     (167.16)   (1,677.17)   (1,951.71)

ENDING BANK BALANCE                 39,573.50    52,406.34    50,729.17    48,777.46
                                   ==========   ==========   ==========   ==========

Less: Outstanding expense checks   (12,480.66)  (12,313.50)  (10,636.33)   (8,684.62)

ENDING BOOK BALANCE                 27,092.84    40,092.84    40,092.84    40,092.84
                                   ==========   ==========   ==========   ==========

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002
CONSOLIDATED

                                                  ACTUAL          ACTUAL           ACTUAL          ACTUAL          ACTUAL
                                                   2-Jan           3-Jan            4-Jan           7-Jan           8-Jan
                                               -------------    -------------   -------------   -------------   -------------
BEGINNING BANK BALANCE                          2,784,215.11     3,052,543.28      253,882.02       48,995.50      518,267.53

CASH INFLOWS

Transfer from Investment accounts
Transfer from Expense Account                      35,233.52
Transfer from Payroll account                     197,474.44             9.00
Capital Funding
Equipment Financing
High Yield Bond
Stock Options & Warrant Funds

ACR operating receipts (631508)
Conklin operating receipts (631751) IIT
operating receipts (550617)
USi operating receipts (631528)                    44,000.00                                       469,272.03
Riva Canyon LLC receipts
Shore Services LLC receipts
GEMC Properties LLC receipts
Admiral Management LLC receipts
Other USi AR receipts
Disposal of Assets
Bank Interest income                                2,199.82                           814.98

Subsidiary incoming money transfer
Rents from sub-lease
  (Michael Baker, Jr. Inc.)
Other receipts (Miscellaneous Items)
Matured CD
Cashiers checks redeposited/ not used
Other Receivable - Household Bank MC

CASH OUTFLOWS

Payroll
Expenses
401(k)

ACR operating payments
IIT payments
Conklin operating payments
Other subsidiary payments
FSA- Huber Oros/SFA
Phoenix payment
Severance payments
SEC Filing fee
Interest  payment
Dividends Payments
Subsidiary payment for Conklin
Riva Canyon LLC payments
Shore Services LLC payments
GEMC Properties LLC payments
Admiral Management Co. LLC payments
EnableVision Acquisition
Commitment fees
Loan Payments
A/P checks cleared                                (10,000.02)                       (7,491.50)
A/P Wires
Liberty Property (P/S Wire )
Nationwide Bldg.
Lease payments
Transfer to Investment accounts                                 (2,760,000.00)
Transfer to Payroll Account
Transfer to Payroll Expense Account                                   (235.81)
Transfer to Wells Fargo  Account                                                  (198,210.00)
Transfer to Allfirst Operating Account
CareFirst BC/BS
MD Sales & Use Tax pymt
Restricted Cash
Other                                                (579.59)      (38,434.45)

ENDING BANK BALANCE                             3,052,543.28       253,882.02       48,995.50      518,267.53      518,267.53
                                               =============    =============   =============   =============   =============

Less:  Outstanding A/P checks                    (706,546.05)     (706,546.05)    (586,537.66)    (545,821.99)    (545,821.99)
Add:  Checks Held and OS to be voided
Less:  Outstanding payroll checks
Less:  Outstanding expense checks
Add:  Restricted Cash Released-Church, Excess
Add:  Deposits in Transit

ENDING BOOK BALANCE                             2,345,997.23      (452,664.03)    (537,542.16)     (27,554.46)     (27,554.46)
                                               =============    =============   =============   =============   =============

Paine Webber Investment Account                           --               --              --              --              --
B. T. Alex Brown Investment Account                       --               --              --              --              --
Salomon Smith Barney Investment Account                   --               --              --              --              --
NationsFunds                                              --               --              --              --              --
Merrill Lynch                                             --               --              --              --              --
CE Unterberg,Towbin                                       --               --              --              --              --
DL&J Securities                                           --               --              --              --              --
National Discount Brokers                         141,113.00       141,113.00      141,113.00      141,113.00      141,113.00
Wells Capital Management                            3,732.89         3,732.89              --              --              --
Allfirst Investment                             7,338,943.85    10,098,943.85    9,648,943.85    9,648,943.85    9,648,943.85
                                               -------------    -------------   -------------   -------------   -------------
TOTAL INVESTMENT ACCOUNTS                       7,483,789.74    10,243,789.74    9,790,056.85    9,790,056.85    9,790,056.85
                                               =============    =============   =============   =============   =============

                                                9,829,786.97     9,791,125.71    9,252,514.69    9,762,502.39    9,762,502.39
Miscellaneous Accounts (petty cash, etc.)             124.00           124.00          124.00          124.00          124.00
Payroll Acct. Book Balance                       (197,465.44)     (197,474.44)    (197,474.44)           0.00            0.00
Expense Acct. Book Balance                        (31,720.61)      (31,484.80)     (31,484.80)          (0.00)          (0.00)
Allfirst Book Balance                                                       -       (3,182.20)      28,704.73      134,482.41
Wells Fargo Book Balance                          775,393.35       859,757.50    1,587,899.91      117,363.46      117,363.46
Foothill Lockbox Bank Balance                             --               --              --              --
                                               -------------    -------------   -------------   -------------   -------------
USi GL Cash Balance                            10,376,118.27    10,422,047.97   10,608,397.16    9,908,694.58   10,014,472.26
                                               -------------    -------------   -------------   -------------   -------------
LLC Balances                                      441,770.00       441,770.00      441,770.00      441,770.00      441,770.00
                                               -------------    -------------   -------------   -------------   -------------
TOTAL CONSOLIDATED CASH BALANCE                10,817,888.27    10,863,817.97   11,050,167.16   10,350,464.58   10,456,242.26
                                               =============    =============   =============   =============   =============

                                                  ACTUAL          ACTUAL          ACTUAL          ACTUAL          ACTUAL
                                                   9-Jan          10-Jan          11-Jan          14-Jan          15-Jan
                                               -------------   -------------   -------------   -------------   -------------
BEGINNING BANK BALANCE                            518,267.53      518,267.53      518,267.53      518,267.53      517,734.18

CASH INFLOWS

Transfer from Investment accounts
Transfer from Expense Account
Transfer from Payroll account
Capital Funding
Equipment Financing
High Yield Bond
Stock Options & Warrant Funds

ACR operating receipts (631508)
Conklin operating receipts (631751) IIT
operating receipts (550617)
USi operating receipts (631528)
Riva Canyon LLC receipts
Shore Services LLC receipts
GEMC Properties LLC receipts
Admiral Management LLC receipts
Other USi AR receipts
Disposal of Assets
Bank Interest income

Subsidiary incoming money transfer
Rents from sub-lease
  (Michael Baker, Jr. Inc.)
Other receipts (Miscellaneous Items)
Matured CD
Cashiers checks redeposited/ not used
Other Receivable - Household Bank MC

CASH OUTFLOWS

Payroll
Expenses
401(k)

ACR operating payments
IIT payments
Conklin operating payments
Other subsidiary payments
FSA- Huber Oros/SFA
Phoenix payment
Severance payments
SEC Filing fee
Interest  payment
Dividends Payments
Subsidiary payment for Conklin
Riva Canyon LLC payments
Shore Services LLC payments
GEMC Properties LLC payments
Admiral Management Co. LLC payments
EnableVision Acquisition
Commitment fees
Loan Payments
A/P checks cleared
A/P Wires
Liberty Property (P/S Wire )
Nationwide Bldg.
Lease payments
Transfer to Investment accounts
Transfer to Payroll Account
Transfer to Payroll Expense Account
Transfer to Wells Fargo  Account
Transfer to Allfirst Operating Account                                                                           (517,244.71)
CareFirst BC/BS
MD Sales & Use Tax pymt
Restricted Cash
Other                                                                                                (533.35)        (489.47)

ENDING BANK BALANCE                               518,267.53      518,267.53      518,267.53      517,734.18           (0.00)
                                               =============   =============   =============   =============   =============

Less:  Outstanding A/P checks                    (545,821.99)    (545,821.99)             --              --              --
Add:  Checks Held and OS to be voided
Less:  Outstanding payroll checks
Less:  Outstanding expense checks
Add:  Restricted Cash Released-Church, Excess
Add:  Deposits in Transit

ENDING BOOK BALANCE                               (27,554.46)     (27,554.46)     518,267.53      517,734.18           (0.00)
                                               =============   =============   =============   =============   =============

Paine Webber Investment Account                           --              --              --              --              --
B. T. Alex Brown Investment Account                       --              --              --              --              --
Salomon Smith Barney Investment Account                   --              --              --              --              --
NationsFunds                                              --              --              --              --              --
Merrill Lynch                                             --              --              --              --              --
CE Unterberg,Towbin                                       --              --              --              --              --
DL&J Securities                                           --              --              --              --              --
National Discount Brokers                         141,113.00      141,113.00      141,113.00      141,113.00               -
Wells Capital Management                                  --              --              --              --              --
Allfirst Investment                             9,648,943.85    9,648,943.85    9,648,943.85    9,648,943.85    9,648,943.85
                                               -------------   -------------   -------------   -------------   -------------
TOTAL INVESTMENT ACCOUNTS                       9,790,056.85    9,790,056.85    9,790,056.85    9,790,056.85    9,648,943.85
                                               =============   =============   =============   =============   =============

                                                9,762,502.39    9,762,502.39   10,308,324.38   10,307,791.03    9,648,943.85
Miscellaneous Accounts (petty cash, etc.)             124.00          124.00          124.00          124.00          124.00
Payroll Acct. Book Balance                              0.00            0.00            0.00            0.00            0.00
Expense Acct. Book Balance                             (0.00)          (0.00)          (0.00)          (0.00)          (0.00)
Allfirst Book Balance                             125,057.71      125,057.71      692,297.25      870,638.80    1,932,233.12
Wells Fargo Book Balance                          397,656.22      396,242.85      396,242.85      396,242.85              --
Foothill Lockbox Bank Balance
                                               -------------   -------------   -------------   -------------   -------------
USi GL Cash Balance                            10,285,340.32   10,283,926.95   11,396,988.48   11,574,796.68   11,581,300.97
                                               -------------   -------------   -------------   -------------   -------------
LLC Balances                                      441,770.00      441,770.00      441,770.00      441,770.00      441,770.00
                                               -------------   -------------   -------------   -------------   -------------
TOTAL CONSOLIDATED CASH BALANCE                10,727,110.32   10,725,696.95   11,838,758.48   12,016,566.68   12,023,070.97
                                               =============   =============   =============   =============   =============

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002
BANK OF AMERICA - PAYROLL ACCOUNT

                                    ACTUAL        ACTUAL        ACTUAL         ACTUAL
                                    2-JAN         3-JAN         4-JAN          7-JAN
                                  ----------    ----------    ----------    ----------
BEGINNING BANK BALANCE            197,483.44          9.00          0.00          0.00

CASH INFLOWS:
Transfer from Operating Account
Transfer from Expense Account



CASH OUTFLOWS:
Payroll Checks Cleared
Transfer to Operating Account    (197,474.44)        (9.00)
Transfer to Payroll Account

                                 -----------   -----------   -----------    ----------
ENDING BANK BALANCE                     9.00          0.00          0.00          0.00
                                 -----------   -----------   -----------    ----------

Less: Outstanding Checks         (197,474.44)  (197,474.44)  (197,474.44)          --

                                 -----------   -----------   -----------    ----------
ENDING BOOK BALANCE              (197,465.44)  (197,474.44)  (197,474.44)        0.00
                                 ===========   ===========   ===========    ==========

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002
BANK OF AMERICA - PAYROLL EXPENSE ACCOUNT

                                    ACTUAL       ACTUAL       ACTUAL       ACTUAL
                                    2-JAN        3-JAN        4-JAN        7-JAN
                                  ----------   ----------   ----------   ---------
BEGINNING BANK BALANCE             34,997.71      (235.81)       (0.00)      (0.00)

CASH INFLOWS:
Transfer from Operating Account   (35,233.52)      235.81
Transfer from Payroll Account

CASH OUTFLOWS:
Expense Checks Cleared
Direct Deposits
Fees
Transfer to Operating Account
Transfer to Payroll Account

                                  ----------   ----------   ----------   ---------
ENDING BANK BALANCE                  (235.81)       (0.00)       (0.00)      (0.00)
                                  ----------   ----------   ----------   ---------

Less: Outstanding Checks          (31,484.80)  (31,484.80)  (31,484.80)         --

                                  ----------   ----------   ----------   ---------
ENDING BOOK BALANCE               (31,720.61)  (31,484.80)  (31,484.80)      (0.00)
                                  ==========   ==========   ==========   =========

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002
WELLS FARGO ACCOUNTS

                                                       ACTUAL         ACTUAL        ACTUAL         ACTUAL
                                                       2-JAN          3-JAN         4-JAN          7-JAN
                                                     ------------  ------------   ------------  ------------
BEGINNING BANK BALANCE                               2,386,704.22  1,523,472.78   1,589,406.61  1,849,197.10

CASH INFLOWS

Transfer from Wells Investment Accounts                 22,081.98
Transfer from Bank of America Account                                               198,210.00

USi operating receipts (7422)-Trans fm Foothill         16,000.00
Lockbox receipts (7422)                                 48,243.00     40,500.00      61,580.49
Riva Canyon LLC receipts
Shore Services LLC receipts
GEMC Properties LLC receipts
Admiral Management LLC receipts
Other USi AR receipts
Disposal of Assets
Bank Interest income                                       639.16

Subsidiary incoming money transfer
Other receipts (Miscellaneous Items)                                  94,974.20
Matured CD

CASH OUTFLOWS

Payroll                                                  2,673.16
Expenses                                                (1,208.68)    (2,523.75)
401(k)

ACR operating payments
IIT payments
Conklin operating payments
Other subsidiary payments
FSA- Huber Oros/SFA
Phoenix payment                                                      (10,786.11)
Severance payments
SEC Filing fee
Interest  payment
Riva Canyon LLC payments
Shore Services LLC payments
GEMC Properties LLC payments
Admiral Management Co. LLC payments
Loan Payments
A/P checks cleared                                     (29,262.80)   (15,906.57)
A/P Wires                                             (827,423.06)                             (1,515,183.88)
Liberty Property (P/S Wire )                           (94,974.20)
Nationwide Bldg.
Lease payments
Transfer to Investment accounts
Transfer to Allfirst account
CareFirst BC/BS                                                      (36,823.94)
MD Sales & Use Tax pymt
Restricted Cash
Other                                                                 (3,500.00)

ENDING BANK BALANCE                                  1,523,472.78  1,589,406.61   1,849,197.10    334,013.22
                                                     ============  ============   ============  ============

Less:  Outstanding A/P checks                         (700,908.25)  (685,001.68)   (216,649.76)  (216,649.76)
Less:  Outstanding payroll checks                      (30,240.85)   (30,240.85)    (30,240.85)           --
Less:  Outstanding expense checks                      (16,930.33)   (14,406.58)    (14,406.58)           --

ENDING BOOK BALANCE                                    775,393.35    859,757.50   1,587,899.91    117,363.46
                                                     ============  ============   ============  ============

                                                       ACTUAL         ACTUAL        ACTUAL        ACTUAL
                                                       9-JAN          10-JAN        11-JAN        15-JAN
                                                     ----------    ----------     ----------    ----------
BEGINNING BANK BALANCE                               334,013.22    397,656.22     396,242.85    396,242.85

CASH INFLOWS

Transfer from Wells Investment Accounts
Transfer from Bank of America Account

USi operating receipts (7422)-Trans fm Foothill
Lockbox receipts (7422)                               63,643.00
Riva Canyon LLC receipts
Shore Services LLC receipts
GEMC Properties LLC receipts
Admiral Management LLC receipts
Other USi AR receipts
Disposal of Assets
Bank Interest income

Subsidiary incoming money transfer
Other receipts (Miscellaneous Items)
Matured CD

CASH OUTFLOWS

Payroll
Expenses
401(k)

ACR operating payments
IIT payments
Conklin operating payments
Other subsidiary payments
FSA- Huber Oros/SFA
Phoenix payment
Severance payments
SEC Filing fee
Interest  payment
Riva Canyon LLC payments
Shore Services LLC payments
GEMC Properties LLC payments
Admiral Management Co. LLC payments
Loan Payments
A/P checks cleared
A/P Wires
Liberty Property (P/S Wire )
Nationwide Bldg.
Lease payments
Transfer to Investment accounts
Transfer to Allfirst account                                                                   (396,242.85)
CareFirst BC/BS
MD Sales & Use Tax pymt
Restricted Cash
Other                                                               (1,413.37)

ENDING BANK BALANCE                                  397,656.22    396,242.85     396,242.85            --
                                                     ==========    ==========     ==========    ==========

Less:  Outstanding A/P checks                                                             --
Less:  Outstanding payroll checks
Less:  Outstanding expense checks

ENDING BOOK BALANCE                                  397,656.22    396,242.85     396,242.85            --
                                                     ==========    ==========     ==========    ==========

USINTERNETWORKING, INC.
WEEKLY CASH FLOW ANALYSIS - 2002
FOOTHILL LOCKBOX

                                                              ACTUAL
                                                              2-JAN
                                                            ----------
BEGINNING BANK BALANCE                                              --

CASH INFLOWS

USi operating receipts (7822)                                16,000.00

CASH OUTFLOWS

Transfer to Wells Fargo Operating Account                   (16,000.00)

ENDING BANK BALANCE                                                 --
                                                            ==========

                         UNITED STATES BANKRUPTCY COURT               Form No. 5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE: SHORE SERVICES, LLC                                 CHAPTER 11
                                                           Case No. 02-5-0219-SD

                  Debtor(s)

MONTHLY OPERTAING REPORT     Calendar Month March 1 through  March 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.    ACCOUNTING BASIS: Cash    Accrual |X|

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

      Matt Allen, Accounting Manager

      One USi Plaza, Annapolis, Maryland 21401 (410) 897-3118

3.    EMPLOYEE INFORMATION:
      Number of employees paid this period:   N/A
      Current number of employees:            N/A
      Gross monthly payroll:
               Officers, directors and principals:  N/A
               Other employees:                     N/A
      All post-petition payroll obligations including payroll taxes are current. Exceptions:________________________________

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESSOR STATUS OF OPERATIONS since the last reporting period? Yes | | No |X|. If yes, explain:_____________________________________________________________

5.    Are all BUSINESS LICENSES or BONDS current?
      Yes |X|  No | |  Not Applicable __________

6.    PRE-PETITION ACCOUNTS RECEIVABLE:
      Collected this Period      __________
      Ending Balance             __________

                         UNITED STATES BANKRUPTCY COURT               Form No. 5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE


7.    PRE-PETITION ACCOUNTS RECEIVABLE:
      0-30 Days: $____________   31-60 Days $____________  Over 60 Days $_______

      NOTE: THE COMPANY UTILIZES AN ACCOUNTING SYSTEM THAT DO NOT EASILY PERMIT MAKING A DEMARCATION BETWEEN PRE AND POST.

      If there are any post-petition Accounts Receivable over 60days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS RECEIVABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

8.    POST-PETITION ACCOUNTS PAYABLE:
      0-30 Days: $___________ 31-60 Days $____________ Over 60 Days $__________

      If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS PAYABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes |X| No | |

      If the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement AND real estate tax statement with evidence of payment of these taxes.

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

10. BANK ACCOUNTS. Have you changed banks or any other financial institution during this period? Yes | | No |X| If yes, explain:
      _______________________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes |X| No | | If No, explain:__________________________

12.   INSURANCE.  Policy expiration dates:
      Auto and truck __________
      Liability __________
      Fire __________
      Workers Comp __________
      Other __________

      NOTE: SEE ATTACHEMENT A

                         UNITED STATES BANKRUPTCY COURT               Form No. 5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes | | No |X| If yes, explain: ____________________________________________

      OR consent to relief from the automatic stay (362)? Yes | | No |X| If yes, explain:
      _______________________________________________________________

(b) Maintain such stock, inventory, raw material, preserve and maintain the going concern value of the assets of the debtor?
      Yes |X| No| | If no, explain: _______________________________

14. TRANSFER OR SALE OF PROPERTY. Did the Debtor or any person with control over any of the Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes | | No |X| If yes, explain:_______________________________

      If yes, a copy of court order authorizing the referenced action must be attached.

      Please discuss any pending motions to sell estate assets:

          Type of Motion                 Brief Description of Asset              Projected Income
---------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: | |

15.   PAYMENT TO SECURED CREDITORS during Reporting Period:

                            Frequency of                                                    Post-Petition
                            Payments per        Amount of Each                           Pmts. Not made No.
      Creditors               Contract              Payment          Next Payment Due           Amt.
-------------------------------------------------------------------------------------------------------------
  Bank of America              Monthly             63,866.83           April 1, 2002             None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, ect.) during Reporting Period:

            Professional                            Service                           Amount Paid
------------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

                         UNITED STATES BANKRUPTCY COURT               Form No. 5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

17.   QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

       Monthly Disbursements:            Month 1               None
         (calendar quarter)                              ---------------
                                         Month 2               None
                                                         ---------------
                                         Month 3               None
                                                         ---------------
                                          Total                None
                                                         ---------------

Fee Paid $    None

                         UNITED STATES BANKRUPTCY COURT               Form No. 5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

VERIFICATION

      I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  4/15/02                                      DEBTOR IN POSSESSION

Name/Title: Mark J. McEneaney / GM                  By: /s/ Mark J. McEneaney
           --------------------------------             ------------------------
Address: 2500 Riva Road, Annapolis, MD 21401
        ------------------------------------------------------------------------

Telephone: 410-897-4400
          ----------------------------------

REMINDER: Attach copies of debtor in possession bank statements.

                         UNITED STATES BANKRUPTCY COURT               Form No. 5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

                                  ATTACHMENT A

Insurance Carrier                                  Policy Type                 Policy No.          Policy Period
------------------------------------------------------------------------------------------------------------------
American Manufacturers Mutual (Kemper)          Commercial Package            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)         Commercial Property            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)       Commercial Inland Marine         3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)     Commercial General Liability       3MH80227700        12/15/01-12/15/02

Gulf Underwriters                             Professional Liability           GU0448777         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Commercial Automobile           F3D03397400        12/15/01-12/15/02

Chubb                                                 Crime                     81586146         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Workers' Compensation           3BA13124000        12/15/01-12/15/02

Chubb                                     Employment Practices Liability        81601626           7/1/01-7/1/02

Lumbermens Mutual Casualty (Kemper)            Commercial Umbrella            3SX14025600        12/15/01-12/15/02

Chubb                                          Fiduciary Liability              81561856          9/15/01-9/15/02

Hartford Special Risk                            Travel Accident               ETB109509         12/15/01-12/15/02

Federal Insurance Company                 Ocean Cargo & Domestic Transit        CM46064            4/1/01-4/1/02

Hartford                                 Watercraft Physical Damage and        420MBA2681          8/7/01-8/7/02
                                                    Liability
                                               Directors & Officers

                               Shore Services, LLC
                                  Balance Sheet
                                 March 31, 2002

                                    ASSETS

Current Assets
 Regular Checking Account             $   4,999.57
                                      ------------

 Total Current Assets                                       4,999.57

Property and Equipment
                                      ------------

 Total Property and Equipment                                   0.00


Other Assets
 Deposits                                 2,500.00
                                      ------------

 Total Other Assets                                         2,500.00
                                                         -----------


 Total Assets                                           $   7,499.57
                                                         ===========

                             LIABILITIES AND CAPITAL

Current Liabilities
 Accrued Expenses                     $   4,371.50
 Due to USi                             292,229.00
                                      ------------

Total Current Liabilities                                 296,600.50


Long-Term Liabilities
                                      ------------

Total Long-Term Liabilities                                     0.00
                                                         -----------
Total Liabilities                                         296,600.50


Capital
 Retained Earnings                     (289,100.93)
 Net Income                                   0.00
                                      ------------

Total Capital                                            (289,100.93)
                                                         -----------

Total Liabilities & Capital                             $   7,499.57
                                                         ===========



                    Unaudited - For Management Purposes Only

                              Shore Services, LLC
                                Income Statement
                   For the Three Months Ending March 31, 2002

                                       Current Month                 Year to Date
Revenues                      $     0.00         0.00           $     0.00       0.00
 Management Fees                    0.00         0.00                 0.00       0.00
 Payment from Agencies              0.00         0.00                 0.00       0.00
 Sales of Materials                 0.00         0.00                 0.00       0.00
 Overtime                           0.00         0.00                 0.00       0.00
 Interest Income                    0.00         0.00                 0.00       0.00
 Other Income                       0.00         0.00                 0.00       0.00
 Finance Charge Income              0.00         0.00                 0.00       0.00
 Shipping Charges Reimbursed        0.00         0.00                 0.00       0.00
 Sales/Fee Refunds                  0.00         0.00                 0.00       0.00
 Sale/Fee Discounts                 0.00         0.00                 0.00       0.00
                              ----------                        ----------

Total Revenues                      0.00         0.00                 0.00       0.00
                              ----------                        ----------


Cost of Sales
 Cost of sales                      0.00         0.00                 0.00       0.00
 Cost of Sales-Salaries and
 Wag                                0.00         0.00                 0.00       0.00
                              ----------                        ----------
 Total Cost of Sales                0.00         0.00                 0.00       0.00
                              ----------                        ----------
 Gross Profit                       0.00         0.00                 0.00       0.00
                              ----------                        ----------

Expenses
 Default Purchase Expense           0.00         0.00                 0.00       0.00
 Advertising Expense                0.00         0.00                 0.00       0.00
 Amortization Expense               0.00         0.00                 0.00       0.00
 Auto Expenses                      0.00         0.00                 0.00       0.00
 Bad Debt Expense                   0.00         0.00                 0.00       0.00
 Bank Charges                       0.00         0.00                 0.00       0.00
 Cash Over and Short                0.00         0.00                 0.00       0.00
 Chartible Contributions Exp        0.00         0.00                 0.00       0.00
 Commissions and Fees Exp           0.00         0.00                 0.00       0.00
 Depreciation Expense               0.00         0.00                 0.00       0.00
 Dues and Subscriptions Exp         0.00         0.00                 0.00       0.00
 Commissions and Fees Exp           0.00         0.00                 0.00       0.00
 Employee Benefit
  Programs Exp                      0.00         0.00                 0.00       0.00
 Freight Expense                    0.00         0.00                 0.00       0.00
 Gifts Expense                      0.00         0.00                 0.00       0.00
 Income Tax Expense                 0.00         0.00                 0.00       0.00
 Insurance Expense                  0.00         0.00                 0.00       0.00
 Interest Expense                   0.00         0.00                 0.00       0.00
 Laundry and Cleaning Exp           0.00         0.00                 0.00       0.00
 Legal and Professional
  Expense                           0.00         0.00                 0.00       0.00
 Licenses Expense                   0.00         0.00                 0.00       0.00
 Loss on NSF Checks                 0.00         0.00                 0.00       0.00
 Maintenance Expense                0.00         0.00                 0.00       0.00
 Meals and Entertainment Exp        0.00         0.00                 0.00       0.00
 Office Expense                     0.00         0.00                 0.00       0.00
 Payroll Tax Expense                0.00         0.00                 0.00       0.00
 Penalties and Fines Exp            0.00         0.00                 0.00       0.00
 Other Taxes                        0.00         0.00                 0.00       0.00
 Postage Expense                    0.00         0.00                 0.00       0.00
 Rent or Lease Expense              0.00         0.00                 0.00       0.00
 Repairs Expense                    0.00         0.00                 0.00       0.00
 Supplies Expense                   0.00         0.00                 0.00       0.00
 Telephone Expense                  0.00         0.00                 0.00       0.00


                          For Management Purposes Only

                                                                         Page: 2

                               Shore Services, LLC
                                Income Statement
                   For the Three Months Ending March 31, 2002

                                       Current Month                 Year to Date
 Travel Expense                     0.00         0.00                 0.00       0.00
 Salaries Expense                   0.00         0.00                 0.00       0.00
 Wages Expense                      0.00         0.00                 0.00       0.00
 Utilities Expense                  0.00         0.00                 0.00       0.00
 Management Fees                    0.00         0.00                 0.00       0.00
 Purchase Disc-Expense Items        0.00         0.00                 0.00       0.00
 Gain/Loss on Sale of Assets        0.00         0.00                 0.00       0.00
                              ----------                        ----------
Total Expenses                      0.00         0.00                 0.00       0.00
                              ----------                        ----------

Net Income                    $                                 $     0.00       0.00
                              ==========                        ==========


                          For Management Purposes Only

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE: GEMC Properties, LLC                                CHAPTER 11
                                                           Case No. 02-5-0216-SD

                  Debtor(s)

MONTHLY OPERAING REPORT      Calendar Month March 1 through  March 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.    ACCOUNTING BASIS: Cash    Accrual |X|

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

      Matt Allen, Accounting Manager

      One USi Plaza, Annapolis, Maryland 21401 (410) 897-3118

3.    EMPLOYEE INFORMATION:
      Number of employees paid this period:   N/A
      Current number of employees:            N/A
      Gross monthly payroll:
               Officers, directors and principals:  N/A
               Other employees:                     N/A
      All post-petition payroll obligations including payroll taxes are current. Exceptions:________________________________

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESSOR STATUS OF OPERATIONS since the last reporting period? Yes | | No |X|. If yes, explain:_____________________________________________________________

5.    Are all BUSINESS LICENSES or BONDS current?
      Yes |X|  No | |  Not Applicable __________

6.    PRE-PETITION ACCOUNTS RECEIVABLE:
      Collected this Period      __________
      Ending Balance             __________

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

7.    PRE-PETITION ACCOUNTS RECEIVABLE:
      0-30 Days: $____________   31-60 Days $____________  Over 60 Days $_______

      NOTE: THE COMPANY UTILIZES AN ACCOUNTING SYSTEM THAT DO NOT EASILY PERMIT MAKING A DEMARCATION BETWEEN PRE AND POST.

      If there are any post-petition Accounts Receivable over 60days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS RECEIVABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

8.    POST-PETITION ACCOUNTS PAYABLE:
      0-30 Days: $____________   31-60 Days $____________  Over 60 Days $_______

      If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS PAYABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes |X| No | |

      If the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement AND real estate tax statement with evidence of payment of these taxes.

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

10. BANK ACCOUNTS. Have you changed banks or any other financial institution during this period? Yes | | No |X| If yes, explain:
      _______________________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes |X| No | | If No, explain:__________________________

12.   INSURANCE.  Policy expiration dates:
      Auto and truck __________
      Liability __________
      Fire __________
      Workers Comp __________
      Other __________

      NOTE: SEE ATTACHEMENT A

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes | | No |X| If yes, explain: ____________________________________________

      OR consent to relief from the automatic stay (362)? Yes | | No |X| If yes, explain:
      _______________________________________________________________

(b) Maintain such stock, inventory, raw material, preserve and maintain the going concern value of the assets of the debtor? Yes |X| No| | If no, explain: _______________________________

14. TRANSFER OR SALE OF PROPERTY. Did the Debtor or any person with control over any of the Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes | | No |X| If yes, explain:_______________________________

      If yes, a copy of court order authorizing the referenced action must be attached.

      Please discuss any pending motions to sell estate assets:

          Type of Motion                 Brief Description of Asset              Projected Income
------------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes:_____

15.   PAYMENT TO SECURED CREDITORS during Reporting Period:

                            Frequency of                                                    Post-Petition
                            Payments per        Amount of Each                           Pmts. Not made No.
      Creditors               Contract              Payment          Next Payment Due           Amt.
---------------------------------------------------------------------------------------------------------------
  Bank of America              Monthly             63,866.83           April 1, 2002             None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, ect.) during Reporting Period:

            Professional                            Service                           Amount Paid
-------------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

17.   QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

       Monthly Disbursements:        Month 1                None
         (calendar quarter)                           ----------------
                                     Month 2                None
                                                      ----------------
                                     Month 3                None
                                                      ----------------
                                      Total                 None
                                                      ----------------

Fee Paid $    None

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

VERIFICATION

      I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  4/18/02                                   DEBTOR IN POSSESSION

Name/Title: Mark J. McEneaney / GM                By: /s/ Mark J. McEneaney
           --------------------------------           -------------------------
Address:  2500 Riva Road, Annapolis, MD  21401
        ------------------------------------------------------------------------

Telephone: 410-897-4400
          ----------------------------------

REMINDER: Attach copies of debtor in possession bank statements.

                         UNITED STATES BANKRUPTCY COURT                Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

                                  ATTACHMENT A

Insurance Carrier                                  Policy Type                 Policy No.          Policy Period
--------------------------------------------------------------------------------------------------------------------
American Manufacturers Mutual (Kemper)          Commercial Package            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)         Commercial Property            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)       Commercial Inland Marine         3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)     Commercial General Liability       3MH80227700        12/15/01-12/15/02

Gulf Underwriters                             Professional Liability           GU0448777         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Commercial Automobile           F3D03397400        12/15/01-12/15/02

Chubb                                                 Crime                     81586146         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Workers' Compensation           3BA13124000        12/15/01-12/15/02

Chubb                                     Employment Practices Liability        81601626           7/1/01-7/1/02

Lumbermens Mutual Casualty (Kemper)            Commercial Umbrella            3SX14025600        12/15/01-12/15/02

Chubb                                          Fiduciary Liability              81561856          9/15/01-9/15/02

Hartford Special Risk                            Travel Accident               ETB109509         12/15/01-12/15/02

Federal Insurance Company                 Ocean Cargo & Domestic Transit        CM46064            4/1/01-4/1/02

Hartford                                 Watercraft Physical Damage and        420MBA2681          8/7/01-8/7/02
                                                    Liability
                                               Directors & Officers

IN RE: GEMC Properties, LLC
Case No. 02-5-0216-SD
Balance Sheet
as of March 31, 2002

                         UNITED STATES BANKRUPTCY COURT              Form No. 10
                          FOR THE DISTRICT OF MARYLAND
                       OFFICE OF THE UNITED STATES TRUSTEE

   Assets
Current Assets

       Cash                                          80,941.25
       Restricted Cash                                      --
       Marketable Securities                        192,213.96

       Billed A/R                                           --
       Unbilled A/R (need reclass w/ deferred)              --
       Allowance for doubtful accounts                      --
                                                 -------------
           Trade Accounts Receivable                        --

       Other Short Term Receivables                         --
       Due from Subsidiaries                                --
       Prepaid Expenses                               4,739.92
       Inventory                                            --
                                                 -------------

  Total Current Assets                              277,895.13
                                                 -------------

Long Term Assets

       WIP                                                  --
       Prepaid Client Software Licenses                     --
       Property and Equipment - Cost              6,796,583.96
       Property and Equipment - Land              2,501,866.06
       Property and Equipment - Accum Depr         (498,416.16)
                                                 -------------
       Property and Equipment - Net               8,800,033.86

       Goodwill                                             --
       Investment in Subsidiaries                           --
       Deposits                                             --
                                                 -------------

  Total Long Term Assets                          8,800,033.86
                                                 -------------

                                                 -------------
    Total Assets                                 $9,077,928.99
                                                 =============

     Liabilities & Stockholders' Equity

Current Liabilities

    Accounts Payable                                        --
    Salaries Payable                                        --
    Due to Subsidiaries                           1,255,000.00
    Accrued Expenses                              2,963,498.98
    Current Portion of Captial Leases                       --
    Current Portion of Debt                          80,806.35
    Deferred Revenue                                        --
                                                 -------------

  Total Current Liabilities                       4,299,305.33
                                                 -------------

Long Term Liabilities

    Long Term Capital Leases                                --
    Long Term Debt                                6,542,760.42
    Long Term Subordinated Notes                            --
    Dividends Payable                                       --
                                                 -------------

  Total Long Term Liabilities                     6,542,760.42
                                                 -------------

Stockholder's Equity

    Common Stock Subject to Repurchase                      --
    Due From Stockholders                                   --
                                                 -------------
   Total CS Subject to Repurchase                           --
                                                 -------------

    Series B Preferred Stock                                --
                                                 -------------

    Common Stock                                            --

    Series A Preferred Stock - Par                          --

    Series A Preferred Stock - APIC                         --
    Additional Paid In Capital                              --
    APIC - Dividends                                        --
    Unrealized gain/loss on mkt sec                         --
    Unearned Compensation                                   --
                                                 -------------
        Sub total APIC (adj Series A)                       --

    Retained Earnings                            (1,550,276.83)
                                                 -------------

 Total Stockholders' Equity                      (1,550,276.83)
                                                 -------------

Total Liabilities & Stockholders' Equity         $9,291,788.92
                                                 =============

Current Year Retained Earnings                   $  213,859.93
                                                 =============

IN RE: GEMC Properties , LLC
Case No. 02-5-0216-SD
Income Statement
for the period
March 1 through March 31, 2002

                         UNITED STATES BANKRUPTCY COURT              Form No. 6
                          FOR THE DISTRICT OF MARYLAND
                       OFFICE OF THE UNITED STATES TRUSTEE

                                                          Mar-02         YTD
                                                          ACTUAL        ACTUAL
                                                        ----------    ----------
             Indirect Labor                                      0             0
             Indirect Commissions                                0             0
             Indirect Bonus                                      0             0
             Indirect Benefits                                   0             0
             Indirect Travel                                     0             0
             Indirect Training                                   0             0
             Indirect Relocation & Recruiting                    0             0
             Indirect Outside Consulting & Prof Svcs             0             0
             Indirect Bad Debt Expense                           0             0
             Indirect Marketing / Advertising                    0             0
             Indirect Marketing Revenue Credits                  0             0
             Indirect Rent and Leases                            0             0
             Indirect Utilities                                  0             0
             Indirect Hardware Maintenance                       0             0
             Indirect Software Maintenance                       0             0
             Indirect Repairs and Maintenance                    0             0
             Indirect Telecom Expense                            0             0
             Indirect Gains and Losses                           0             0
             Other Indirect Costs                               15            66
             Indirect Capitalization to Balance Sheet            0             0
             Indirect R&D reclassification                       0             0
             Indirect from Direct reclassification               0             0
                                                        ----------    ----------

 Total indirect costs                                           15            66
                                                        ----------    ----------

 Indirect Stock Based Compensation                               0             0
                                                        ----------    ----------

             Depreciation                                   22,655        67,966
             Goodwill Amortization                               0             0
                                                        ----------    ----------

 Total depreciation & amortization                          22,655        67,966
                                                        ----------    ----------

             Interest Expense                              (45,405)     (146,068)
             Interest Income                                    55           240
                                                        ----------    ----------

 Net interest                                              (45,351)     (145,828)
                                                        ----------    ----------

             Taxes                                               0             0
                                                        ----------    ----------

 Net income (loss)                                         (68,021)     (213,860)
                                                        ==========    ==========

             EBITDA                                            (15)          (66)
                                                        ==========    ==========

IN RE: GEMC Properties, LLC
Case No. 02-5-0216-SD
Cash Flow Statement
as of March 31, 2002

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                       OFFICE OF THE UNITED STATES TRUSTEE

                              GEMC Properties, LLC
                             Statement of Cash Flow
                     For the one Month Ended March 31, 2002

                                             March          Year to Date
Cash Flow from operating activities
Net Income                                 (68,020.51)       (213,859.93)
                                                                      --
Accumulated Depreciation -Building          22,655.28          67,965.84
Repair Escrow Reserve                              --             (43.36)
Tax Escrow Account                         (72,071.50)        (33,298.17)
Replacement Reserve Escrow                         --          (1,637.39)
Insurance Escrow Account                           --            (615.92)
Current portion long-term debt                 549.31           1,751.97
Due to Admiral Management                   65,000.00         195,000.00

Total Adjustment                            16,133.09         229,122.97
                                         ------------       ------------
Net Cash provided by Operations            (51,887.42)         15,263.04
                                         ------------       ------------

Cash Flow from investing activates                                    --
Net Cash provided by investing                                        --

Cash Flow from financing activities                                   --
Notes Payable (Non-current)                (10,868.23)        (22,856.28)
Net Cash provided by financing             (10,868.23)        (22,856.28)

                                         ------------       ------------
Net Increase or Decrease in cash           (62,755.65)         (7,593.24)
                                         ============       ============

                  Summary
Cash Balance at end of period               80,941.25          80,941.25
Cash Balance at beg of period             (143,696.91)        (88,534.50)
                                         ------------       ------------
Net Increase or Decrease in cash         $ (62,755.66)      $  (7,593.25)
                                         ============       ============

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE: RIVA CANYON, LLC                                    CHAPTER 11
                                                           Case No. 02-5-0217-SD

                  Debtor(s)

MONTHLY OPERAING REPORT           Calendar Month March 1 Through  March 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.    ACCOUNTING BASIS:    Cash      Accrual   |X|

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

      Matt Allen, Accounting Manager

      One USi Plaza, Annapolis, Maryland 21401 (410) 897-3118

3.    EMPLOYEE INFORMATION:
      Number of employees paid this period:  N/A
      Current number of employees:           N/A
      Gross monthly payroll:

               Officers, directors and principals:    N/A
               Other employees:                       N/A

      All post-petition payroll obligations including payroll taxes are current. Exceptions:________________________________

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESSOR STATUS OF OPERATIONS since the last reporting period? Yes | | No |X|.
      If yes, explain:__________________________________________________________

5.    Are all BUSINESS LICENSES or BONDS current?
      Yes |X|  No | |  Not Applicable __________

6.    PRE-PETITION ACCOUNTS RECEIVABLE:
      Collected this Period      __________
      Ending Balance             __________

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

7.    PRE-PETITION ACCOUNTS RECEIVABLE:
      0-30 Days: $____________   31-60 Days $____________  Over 60 Days $_______

      NOTE: THE COMPANY UTILIZES AN ACCOUNTING SYSTEM THAT DO NOT EASILY PERMIT MAKING A DEMARCATION BETWEEN PRE AND POST.

      If there are any post-petition Accounts Receivable over 60days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS RECEIVABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

8.    POST-PETITION ACCOUNTS PAYABLE:
      0-30 Days: $___________  31-60 Days $_____________  Over 60 Days $________

      If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS PAYABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes |X| No | |

      If the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement AND real estate tax statement with evidence of payment of these taxes.

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

10. BANK ACCOUNTS. Have you changed banks or any other financial institution during this period? Yes| | No |X| If yes, explain:______________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes |X| No | | If No, explain:______________________

12.   INSURANCE.  Policy expiration dates:
      Auto and truck __________
      Liability __________
      Fire __________
      Workers Comp __________
      Other __________

      NOTE: SEE ATTACHEMENT A

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes | | No |X| If yes, explain:__________________

      OR consent to relief from the automatic stay (362)? Yes | | No |X| If yes, explain:________________________________________________________

(b) Maintain such stock, inventory, raw material, preserve and maintain the going concern value of the assets of the debtor? Yes |X| No | | If no, explain: _______________________________

14. TRANSFER OR SALE OF PROPERTY. Did the Debtor or any person with control over any of the Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
      Yes | | No |X| If yes, explain: _____________________________________

      If yes, a copy of court order authorizing the referenced action must be attached.

      Please discuss any pending motions to sell estate assets:

          Type of Motion                 Brief Description of Asset              Projected Income
-----------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: ______

15. PAYMENT TO SECURED CREDITORS during Reporting Period:

                            Frequency of                                                    Post-Petition
                            Payments per        Amount of Each                           Pmts. Not made No.
      Creditors               Contract              Payment          Next Payment Due           Amt.
--------------------------------------------------------------------------------------------------------------
        NONE                   NONE                 NONE                  NONE                 NONE

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, ect.) during Reporting Period:

            Professional                            Service                           Amount Paid
-------------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

       Monthly Disbursements:          Month 1               None
         (calendar quarter)                           ------------------
                                       Month 2               None
                                                      ------------------
                                       Month 3               None
                                                      ------------------
                                        Total                None
                                                      ------------------

Fee Paid $    None

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

VERIFICATION

      I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  4/18/02                                      DEBTOR IN POSSESSION

Name/Title: Mark J. McEneaney / GM                  By: /s/ Mark J. McEneaney
           --------------------------------             ------------------------
Address: 2500 Riva Road, Annapolis, MD  21401
        ------------------------------------------------------------------------

Telephone: 410-897-4400
          ----------------------------------

REMINDER: Attach copies of debtor in possession bank statements.

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

                                  ATTACHMENT A

Insurance Carrier                                  Policy Type                 Policy No.          Policy Period
------------------------------------------------------------------------------------------------------------------------
American Manufacturers Mutual (Kemper)          Commercial Package            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)         Commercial Property            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)       Commercial Inland Marine         3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)     Commercial General Liability       3MH80227700        12/15/01-12/15/02

Gulf Underwriters                             Professional Liability           GU0448777         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Commercial Automobile           F3D03397400        12/15/01-12/15/02

Chubb                                                 Crime                     81586146         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Workers' Compensation           3BA13124000        12/15/01-12/15/02

Chubb                                     Employment Practices Liability        81601626           7/1/01-7/1/02

Lumbermens Mutual Casualty (Kemper)            Commercial Umbrella            3SX14025600        12/15/01-12/15/02

Chubb                                          Fiduciary Liability              81561856          9/15/01-9/15/02

Hartford Special Risk                            Travel Accident               ETB109509         12/15/01-12/15/02

Federal Insurance Company                 Ocean Cargo & Domestic Transit        CM46064            4/1/01-4/1/02

Hartford                                 Watercraft Physical Damage and        420MBA2681          8/7/01-8/7/02
                                                    Liability
                                              Directors & Officers

                               Riva Canyon, LLc
                                Balance Sheet
                                March 31, 2002

                                    ASSETS

Current Assets
  Regular Checking Account            $   6,730.54
                                      ------------

Total Current Assets                                        6,730.54

Property and equiment
  Watercrafts                           164,702.28
  Accum. Depr-Watercrafts               (63,135.92)
                                      ------------

Total Property and Equipment                              101,566.36


Other Assets
                                      ------------

Total Other Assets                                              0.00
                                                          ----------


Total Assets                                            $ 108,296.90
                                                          ==========

                                    LIABILITIES AND CAPITAL

Current Liabilities
  Due to USi                          $ 172,338.32
                                      ------------

Total Current Liabilities                                 172,338.32


Long-Term Liabilities
                                      ------------

Total Long-Term Liabilities                                     0.00
                                                          ----------
Total Liabilities                                         172,338.32


Capital
  Retained Earnings                     (55,806.30)
  Net Income                             (8,235.12)
                                      ------------

Total Capital                                             (64,041.42)
                                                          ----------

Total Liabilities & Capital                             $ 108,296.90
                                                          ==========



                    Unaudited - For Management Purposes Only

                                                              Page: 1

                               Riva Canyon, LLC
                                Income Statement
                   For the Three Months Ending March 31, 2002

                                       Current Month                 Year to Date
Revenues                      $     0.00         0.00           $     0.00       0.00
 Professional Fees                  0.00         0.00                 0.00       0.00
 Payment from Agencies              0.00         0.00                 0.00       0.00
 Sales of Materials                 0.00         0.00                 0.00       0.00
 Overtime                           0.00         0.00                 0.00       0.00
 Interest Income                    0.00         0.00                 0.00       0.00
 Other Income                       0.00         0.00                 0.00       0.00
 Finance Charge Income              0.00         0.00                 0.00       0.00
 Shipping Charges Reimbursed        0.00         0.00                 0.00       0.00
 Sales/Fee Refunds                  0.00         0.00                 0.00       0.00
 Sale/Fee Discounts                 0.00         0.00                 0.00       0.00
                              ----------                        ----------

Total Revenues                      0.00         0.00                 0.00       0.00
                              ----------                        ----------

Cost of Sales
 Cost of Sales                      0.00         0.00                 0.00       0.00
 Cost of Sales-Salaries and
 Wag                                0.00         0.00                 0.00       0.00
                              ----------                        ----------
 Total Cost of Sales                0.00         0.00                 0.00       0.00
                              ----------                        ----------
 Gross Profit                       0.00         0.00                 0.00       0.00
                              ----------                        ----------

Expenses
 Default Purchase Expense           0.00         0.00                 0.00       0.00
 Advertising Expense                0.00         0.00                 0.00       0.00
 Amortization Expense               0.00         0.00                 0.00       0.00
 Auto Expenses                      0.00         0.00                 0.00       0.00
 Bad Debt Expense                   0.00         0.00                 0.00       0.00
 Bank Charges                       0.00         0.00                 0.00       0.00
 Cash Over and Short                0.00         0.00                 0.00       0.00
 Charitable Contributions Exp       0.00         0.00                 0.00       0.00
 Commissions and Fees Exp           0.00         0.00                 0.00       0.00
 Depreciation Expense           2,745.04         0.00             8,235.12       0.00
 Dues and Subscriptions Exp         0.00         0.00                 0.00       0.00
 Employee Benefit
  Programs Exp                      0.00         0.00                 0.00       0.00
 Freight Expense                    0.00         0.00                 0.00       0.00
 Gifts Expense                      0.00         0.00                 0.00       0.00
 Income Tax Expense                 0.00         0.00                 0.00       0.00
 Insurance Expense                  0.00         0.00                 0.00       0.00
 Interest Expense                   0.00         0.00                 0.00       0.00
 Laundry and Cleaning Exp           0.00         0.00                 0.00       0.00
 Legal and Professional
  Expense                           0.00         0.00                 0.00       0.00
 Licenses Expense                   0.00         0.00                 0.00       0.00
 Loss on NSF Checks                 0.00         0.00                 0.00       0.00
 Maintenance Expense                0.00         0.00                 0.00       0.00
 Meals and Entertainment Exp        0.00         0.00                 0.00       0.00
 Office Expense                     0.00         0.00                 0.00       0.00
 Payroll Tax Expense                0.00         0.00                 0.00       0.00
 Penalties and Fines Exp            0.00         0.00                 0.00       0.00
 Other Taxes                        0.00         0.00                 0.00       0.00
 Postage Expense                    0.00         0.00                 0.00       0.00
 Rent or Lease Expense              0.00         0.00                 0.00       0.00
 Repairs Expense                    0.00         0.00                 0.00       0.00
 Supplies Expense                   0.00         0.00                 0.00       0.00
 Telephone Expense                  0.00         0.00                 0.00       0.00


                          For Management Purposes Only

                                Riva Canyon, LLC
                                Income Statement
                   For the Three Months Ending March 31, 2002

                                       Current Month                 Year to Date
 Travel Expense                     0.00         0.00                 0.00       0.00
 Salaries Expense                   0.00         0.00                 0.00       0.00
 Wages Expense                      0.00         0.00                 0.00       0.00
 Utilities Expense                  0.00         0.00                 0.00       0.00
 Other Expense                      0.00         0.00                 0.00       0.00
 Purchase Disc-Expense Items        0.00         0.00                 0.00       0.00
 Gain/Loss on Sale of Assets        0.00         0.00                 0.00       0.00
                              ----------                        ----------
Total Expenses                  2,745.04         0.00             8,235.12       0.00
                              ----------                        ----------

Net Income                    (2,745.04)         0.00            (8,235.12)      0.00



                          For Management Purposes Only

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE: ADMIRAL MANAGEMENT COMPANY, LLC                     CHAPTER 11
                                                           Case No. 02-5-0218-SD

                  Debtor(s)

MONTHLY OPERAING REPORT           Calendar Month March 1 Through  March 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.    ACCOUNTING BASIS:    Cash     Accrual   |X|

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

      Matt Allen, Accounting Manager

      One USi Plaza, Annapolis, Maryland 21401 (410) 897-3118

3.    EMPLOYEE INFORMATION:
      Number of employees paid this period:  N/A
      Current number of employees:           N/A
      Gross monthly payroll:

               Officers, directors and principals:    N/A
               Other employees:                       N/A

      All post-petition payroll obligations including payroll taxes are current. Exceptions:________________________________

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESSOR STATUS OF OPERATIONS since the last reporting period? Yes | | No |X|.
      If yes, explain:__________________________________________________________

5.    Are all BUSINESS LICENSES or BONDS current?
      Yes |X|  No | |  Not Applicable __________

6.    PRE-PETITION ACCOUNTS RECEIVABLE:
      Collected this Period      __________
      Ending Balance             __________

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

7.    PRE-PETITION ACCOUNTS RECEIVABLE:
      0-30 Days: $____________   31-60 Days $____________  Over 60 Days $_______

      NOTE: THE COMPANY UTILIZES AN ACCOUNTING SYSTEM THAT DO NOT EASILY PERMIT MAKING A DEMARCATION BETWEEN PRE AND POST.

      If there are any post-petition Accounts Receivable over 60days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS RECEIVABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

8.    POST-PETITION ACCOUNTS PAYABLE:
      0-30 Days: $___________  31-60 Days $_____________  Over 60 Days $________

      If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

      NOTE: AS OF THE STATEMENT DATE, THERE ARE NO POST-PETITION ACCOUNTS PAYABLE THAT ARE OVER THIRTY DAYS PAST THEIR DUE DATE.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes |X| No | |

      If the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement AND real estate tax statement with evidence of payment of these taxes.

      NOTE:  THE COMPANY HAS NO EMPLOYEES.

10. BANK ACCOUNTS. Have you changed banks or any other financial institution during this period? Yes| | No |X| If yes, explain:______________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes |X| No | | If No, explain:______________________

12.   INSURANCE.  Policy expiration dates:
      Auto and truck __________
      Liability __________
      Fire __________
      Workers Comp __________
      Other __________

      NOTE: SEE ATTACHEMENT A

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes | | No |X| If yes, explain:__________________

      OR consent to relief from the automatic stay (362)? Yes | | No |X| If yes, explain:________________________________________________________

(b) Maintain such stock, inventory, raw material, preserve and maintain the going concern value of the assets of the debtor? Yes |X| No | | If no, explain: _______________________________

14. TRANSFER OR SALE OF PROPERTY. Did the Debtor or any person with control over any of the Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
      Yes | | No |X| If yes, explain: _____________________________________

      If yes, a copy of court order authorizing the referenced action must be attached.

      Please discuss any pending motions to sell estate assets:

          Type of Motion                 Brief Description of Asset              Projected Income
----------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: ______

15. PAYMENT TO SECURED CREDITORS during Reporting Period:

                            Frequency of                                                    Post-Petition
                            Payments per        Amount of Each                           Pmts. Not made No.
      Creditors               Contract              Payment          Next Payment Due           Amt.
-------------------------------------------------------------------------------------------------------------
        NONE                   NONE                 NONE                  NONE                 NONE

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, ect.) during Reporting Period:

            Professional                            Service                           Amount Paid
-------------------------------------------------------------------------------------------------------
                NONE                                 NONE                                NONE

      Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

       Monthly Disbursements:         Month 1              None
         (calendar quarter)                          -----------------
                                      Month 2              None
                                                     -----------------
                                      Month 3              None
                                                     -----------------
                                       Total               None
                                                     -----------------

Fee Paid $    None

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

VERIFICATION

      I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  4/18/02                                      DEBTOR IN POSSESSION

Name/Title: Mark J. McEneaney / GM                  By: /s/ Mark J. McEneaney
           --------------------------------             ------------------------
Address: 2500 Riva Road, Annapolis, MD  21401
        ------------------------------------------------------------------------

Telephone: 410-897-4400
          ----------------------------------

REMINDER: Attach copies of debtor in possession bank statements.

                         UNITED STATES BANKRUPTCY COURT               Form No.5
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

                                  ATTACHMENT A

INSURANCE CARRIER                                  POLICY TYPE                 POLICY NO.          POLICY PERIOD
--------------------------------------------------------------------------------------------------------------------
American Manufacturers Mutual (Kemper)          Commercial Package            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)         Commercial Property            3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)       Commercial Inland Marine         3MH80227700        12/15/01-12/15/02

American Manufacturers Mutual (Kemper)     Commercial General Liability       3MH80227700        12/15/01-12/15/02

Gulf Underwriters                             Professional Liability           GU0448777         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Commercial Automobile           F3D03397400        12/15/01-12/15/02

Chubb                                                 Crime                     81586146         12/15/01-12/15/02

Lumbermens Mutual Casualty (Kemper)           Workers' Compensation           3BA13124000        12/15/01-12/15/02

Chubb                                     Employment Practices Liability        81601626           7/1/01-7/1/02

Lumbermens Mutual Casualty (Kemper)            Commercial Umbrella            3SX14025600        12/15/01-12/15/02

Chubb                                          Fiduciary Liability              81561856          9/15/01-9/15/02

Hartford Special Risk                            Travel Accident               ETB109509         12/15/01-12/15/02

Federal Insurance Company                 Ocean Cargo & Domestic Transit        CM46064            4/1/01-4/1/02

Hartford                                 Watercraft Physical Damage and        420MBA2681          8/7/01-8/7/02
                                                    Liability
                                              Directors & Officers

IN RE: Admiral Management Company, LLC
Case No. 02-5-0218-SD
Balance Sheet
as of March 31, 2002

                         UNITED STATES BANKRUPTCY COURT              Form No. 10
                          FOR THE DISTRICT OF MARYLAND
                       OFFICE OF THE UNITED STATES TRUSTEE

   ASSETS
CURRENT ASSETS

       Cash                                         393,271.32
       Restricted Cash                                      --
       Marketable Securities                                --

       Billed A/R                                           --
       Unbilled A/R (need reclass w/ deferred)              --
       Allowance for doubtful accounts                      --
                                                 -------------
           Trade Accounts Receivable                        --

       Other Short Term Receivables                  75,625.83
       Due from Subsidiaries                      1,255,000.00
       Prepaid Expenses                                     --
       Inventory                                            --
                                                 -------------

  TOTAL CURRENT ASSETS                            1,723,897.15
                                                 -------------

LONG TERM ASSETS

       WIP                                                  --
       Prepaid Client Software Licenses                     --

       Property and Equipment - Cost                        --
       Property and Equipment - Land                        --
       Property and Equipment - Accum Depr                  --
                                                 -------------
       Property and Equipment - Net                         --

       Goodwill                                             --
       Investment in Subsidiaries                           --
       Deposits                                             --
                                                 -------------

  TOTAL LONG TERM ASSETS                                    --
                                                 -------------

                                                 -------------
    TOTAL ASSETS                                 $1,723,897.15
                                                 =============

     LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts Payable                                 (5,904.40)
    Salaries Payable                                        --
    Due to Subsidiaries                                     --
    Accrued Expenses                                (29,520.95)
    Current Portion of Captial Leases                       --
    Current Portion of Debt                                 --
    Deferred Revenue                                        --
                                                 -------------

  TOTAL CURRENT LIABILITIES                         (35,425.35)
                                                 -------------

LONG TERM LIABILITIES

    Long Term Capital Leases                                --
    Long Term Debt                                          --
    Long Term Subordinated Notes                            --
    Dividends Payable                                       --
                                                 -------------

  TOTAL LONG TERM LIABILITIES                               --
                                                 -------------

STOCKHOLDER'S EQUITY

    Common Stock Subject to Repurchase                      --
    Due From Stockholders                                   --
                                                 -------------
   Total CS Subject to Repurchase                           --
                                                 -------------

    Series B Preferred Stock                                --
                                                 -------------

    Common Stock                                            --

    Series A Preferred Stock - Par                          --

    Series A Preferred Stock - APIC                         --
    Additional Paid In Capital                              --
    APIC - Dividends                                        --
    Unrealized gain/loss on mkt sec                         --
    Unearned Compensation                                   --
                                                 -------------
        Sub total APIC (adj Series A)                       --

    Retained Earnings                             1,473,937.28
                                                 -------------

 TOTAL STOCKHOLDERS' EQUITY                       1,473,937.28
                                                 -------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY         $1,438,511.93
                                                 =============

Current Year Retained Earnings                   $ (285,385.22)
                                                 =============

IN RE: Admiral Management Company, LLC
Case No. 02-5-0218-SD
Income Statement
for the period March 1
through March 31, 2002

                         UNITED STATES BANKRUPTCY COURT              Form No. 6
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE


                                                             Mar-02              YTD
                                                              ACTUAL            ACTUAL
                                                         ---------------   ---------------

           Indirect Labor                                             0                  0
           Indirect Commissions                                       0                  0
           Indirect Bonus                                             0                  0
           Indirect Benefits                                          0                  0
           Indirect Travel                                            0                  0
           Indirect Training                                          0                  0
           Indirect Relocation & Recruiting                           0                  0
           Indirect Outside Consulting & Prof Svcs                1,928              9,856
           Indirect Bad Debt Expense                                  0                  0
           Indirect Marketing / Advertising                           0                  0
           Indirect Marketing Revenue Credits                         0                  0
           Indirect Rent and Leases                            (108,996)          (326,988)
           Indirect Utilities                                    24,869             74,782
           Indirect Hardware Maintenance                              0                  0
           Indirect Software Maintenance                              0                  0
           Indirect Repairs and Maintenance                     (51,588)           (42,887)
           Indirect Telecom Expense                                   0                  0
           Indirect Gains and Losses                                  0                  0
           Other Indirect Costs                                     144                576
           Indirect Capitalization to Balance Sheet                   0                  0
           Indirect R&D reclassification                              0                  0
           Indirect from Direct reclassification                      0                  0
                                                          -------------    ---------------

 TOTAL INDIRECT COSTS                                          (133,643)          (284,661)
                                                          -------------    ---------------

 INDIRECT STOCK BASED COMPENSATION                                    0                  0
                                                          -------------    ---------------

           Depreciation                                               0                  0
           Goodwill Amortization                                      0                  0
                                                          -------------    ---------------

 TOTAL DEPRECIATION & AMORTIZATION                                    0                  0
                                                          -------------    ---------------

           Interest Expense                                           0                  0
           Interest Income                                          347                724
                                                          -------------    ---------------

 NET INTEREST                                                       347                724
                                                          -------------    ---------------

           Taxes                                                      0                  0
                                                          -------------    ---------------

 Net income (loss)                                              133,990            285,385
                                                          =============    ===============


           EBITDA                                               133,643            284,661
                                                          =============    ===============

IN RE: Admiral Management Company, LLC
Case No. 02-5-0218-SD
Statement of Cash Flow
for the period March 1
through of March 31, 2002

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                       OFFICE OF THE UNITED STATES TRUSTEE

                         Admiral Management Company, LLC
                             Statement of Cash Flow
                     For the one Month Ended March 31, 2002

                                            March         Year to Date
Cash Flow from operating activities
Net Income                                133,990.22        285,385.22
                                                                    --
Accounts Receivable                       (43,373.16)       (11,874.75)
Due from GEMC                             (65,000.00)      (195,000.00)
Account Payable                                   --         (3,984.74)
                                                                    --
Total Adjustment                         (108,373.16)      (210,859.49)
                                         -----------       -----------
Net Cash provided by Operations            25,617.06         74,525.73
                                         -----------       -----------
                                                                    --
Cash Flow from investing activates                                  --
Net Cash provided by investing                                      --
                                                                    --
                                                                    --
Cash Flow from financing activities                                 --
Net Cash provided by financing                                      --
                                                                    --
                                         -----------       -----------
Net Increase or Decrease in cash           25,617.06         74,525.73
                                         ===========       ===========

                    SUMMARY

Cash Balance at end of period             393,271.32        393,271.32
Cash Balance at beg of period            (367,655.26)      (318,746.59)
                                         -----------       -----------
NET INCREASE OR DECREASE IN CASH         $ 25,616.06       $ 74,524.73
                                         ===========       ===========